UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2017

TRIMAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38505 Woodward Avenue, Suite 200, Bloomfield Hills, Michigan 48304

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (248) 631-5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On September 11, 2017, TriMas Corporation (the “Corporation”) issued a press release announcing its intent to offer $300 million aggregate principal amount of senior unsecured notes due 2025 through a private placement, the proceeds of which the Corporation will use to repay all outstanding obligations (including accrued and unpaid interest thereon) of its Term Loan A facility due 2020 under its amended and restated credit agreement, to repay a portion of outstanding obligations (including accrued and unpaid interest thereon) under its accounts receivable facility, and to pay fees and expenses related to the notes offering and repayment of such debt. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Corporation is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.2, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from a Preliminary Offering Memorandum that is being disseminated in connection with the notes offering described above.

The Corporation is furnishing the information in this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 to comply with Regulation FD. Such information, including the accompanying Exhibits 99.1 and 99.2, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	The following Exhibits are deemed filed or furnished with this Current Report on Form 8-K:

Exhibit 99.1—Press Release issued by TriMas Corporation on September  11, 2017 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)

Exhibit  99.2—Disclosure regarding TriMas Corporation in connection with the distribution of the Preliminary Offering Memorandum for $300,000,000 aggregate principal amount of senior unsecured notes due 2025 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date: September 11, 2017	By:	/s/ Joshua A. Sherbin
	Name:	Joshua A. Sherbin
	Title:	Senior Vice President, General Counsel and Secretary